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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 31, 2001 (July 20, 2001)


                             HENLEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


            0-21054                                   76-0511324
     (Commission File Number)              (IRS Employer Identification No.)



 120 INDUSTRIAL BOULEVARD, SUGAR LAND, TEXAS               77478
  (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (281) 276-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

      Henley Healthcare, Inc.(the "Company") issued a press release on July 20, 2001, announcing the sale of Enraf-Nonius, B.V. and its facility in Belton, Texas. A copy of the press release is attached as an exhibit to this 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS.

      The following exhibits, from which schedules and exhibits have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.


99       --    Text of Press Release dated July 20, 2001.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HENLEY HEALTHCARE, INC.



                                          By:     /s/ LEN DE JONG
                                              ------------------------------
                                                  Len de Jong
                                                  President and
                                                  Chief Executive Officer

July 20, 2001


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                                    EXHIBITS


99       --    Text of Press Release dated July 20, 2001.




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